As filed with the Securities and Exchange Commission on August 8, 2016

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22072

The Cushing MLP Total Return Fund

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2016

Item 1. Reports to Stockholders.

Semi-Annual Report

May 31, 2016

THE CUSHING® MLP TOTAL RETURN FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.cushingasset.com

The Cushing® MLP Total Return Fund

Shareholder Letter

The Cushing® MLP Total Return Fund

Dear Fellow Shareholder,

For the six month fiscal period ended May 31, 2016 (the “period”), the Cushing® MLP Total Return Fund delivered a Net Asset Value Total Return (equal to the change in net asset value per share plus the reinvested distributions from underlying Fund investments during the period) of 4.05%, versus a total return of 1.93% for the S&P 500 Index (Total Return). The Fund’s Share Price Total Return (equal to the change in market price per share plus reinvested distributions from underlying Fund investments paid during the period) was 5.54%, for the period and differs from the Net Asset Value Total Return due to fluctuations in the discount of share price to NAV. The Fund’s shares traded at a 11.40% discount to NAV as of the end of the period.

Industry Overview and Themes

Although positive, we believe the performance for the period (a +5.22% total return for the master limited partnership (“MLP”) asset class, as measured by the performance of the Alerian MLP Index (“AMZ”), does not adequately convey the tumultuous period. The volatility encountered for the first four months of the period was unlike anything we have experienced since the depths of the 2008 financial crisis. In an effort to quantify the “chaos,” the AMZ traded up/down by 3% or more for 45% of the trading days from December 1, 2015 through March 31, 2016; specifically, 37 of the 82 trading days. Thankfully, volatility declined significantly as the period concluded, with only two 3% or more days recorded during the final two months of the period.

We can only hope that, like the second half of 2008 proved to be, this considerable intra-period volatility may be indicative of a bottoming process for prices of stocks in the MLP asset class. As of May 31, 2016, the performance of the MLP asset class, as measured by the AMZ, was up +51.9% from the bottom on February 11, 2016.

With full appreciation for the headwinds that may remain, we continued to see signs that the bottom for this cycle is behind us. We believe the two most critical factors weighing on the MLP sector during the period were i) crude oil prices and ii) capital market access (specifically, the rising cost of funding capex in a deteriorating equity and debt environment). We contend that midstream companies largely traded with ambivalence to company-specific drivers during period. There were exceptions of course, but daily fluctuations in the crude oil and credit markets were a near perfect indicator of daily MLP performance. Direct and indirect commodity price exposure, counter-party credit risk, E&P bankruptcies and midstream contract sanctity fears dominated investor areas of focus from the crude oil market side. While capital funding shortfalls, frozen debt and equity markets, rising costs of capital, credit rating downgrades and distribution / dividend cuts dominated investor concerns from the capital markets side.

Encouragingly, we continued to see supportive developments, and in some cases resolutions, regarding nearly all of these concerns. With greater commodity comfort and capital market / funding stability, we believe the focus now shifts to a potential recovery. During a recovery period, we would expect company performance to be more defined by midstream-specific competitive dynamics—a welcome change from the prior macro-dominated period of fear. We would also expect the actual “business” of midstream MLPs to move back to the forefront with investors, analysts and management teams, including a focus on key drivers of performance such as basin presence, integration of asset footprint, project backlog quality, asset utilization and customer optionality, among others.

Fund Performance and Strategy

Turning to the Fund’s performance for the period, the Fund benefitted from overweight exposure to holdings in the Crude Oil & Refined Products and Large Cap Diversified MLP subsectors. Portfolio holdings in the Crude Oil & Refined Products subsector contributed the strongest performance in large part due to the outsized actual and estimated distribution growth for its constituents relative to other MLPs. Additionally, this subsector represented the second largest average weight for the Fund as well as the largest overweight subsector versus the AMZ during the period.

The Fund was negatively impacted by the performance of holdings in the MLP General Partners and Natural Gas Gathering and Processing subsectors. Notably, the Fund had zero exposure during the period to the Upstream and Coal subsectors, which were worst performing MLP subsectors for the period, as measured by the performance of the AMZ.

On a stock specific basis, the top three contributors to the Fund’s absolute performance during the period were, in order of greatest contribution to least: 1) Targa Resources Corp (NYSE: TRGP), a Natural Gas Gatherer & Processor C-Corp; 2) ONEOK Partners LP (NYSE: OKS), a Large Cap Diversified MLP; and 3) ONEOK Inc. (NYSE: OKE), the General Partner of OKS. ONEOK Partners and ONEOK Inc.’s performance benefited from increased investor confidence in current and future pipeline volumes due to higher natural gas and natural gas liquids pricing. Targa Resources’ performance benefited from the announced consolidation acquisition with its limited partner, Targa Resources Partners, LP. All three of the top contributors to the Fund’s absolute performance benefitted from the stabilization of commodity prices during the period. All three of these holdings had positive absolute performance during the period.

The bottom three contributors to absolute performance during the reporting period, in order of the most negative performance to the least negative performance, were: 1) Targa Resources Partners, LP (NYSE: NGLS), a Natural Gas Gatherer & Processor MLP; 2) Energy Transfer Equity, LP (NYSE: ETE), an MLP General Partner and 3) Williams Companies, Inc. (NYSE: WMB), an MLP General Partner. Targa Resources Partners, LP was negatively impacted during the first several months of the year due to declining commodity prices, capital markets access and distribution concerns. During the period Targa Resources Partners, LP was acquired by its General Partner parent, Targa Resources Corp. Energy Transfer Equity and Williams Companies, Inc. were negatively impacted by continued uncertainties and potential adverse financial impacts related to their proposed merger. All three of these detractors from the Fund’s performance had negative absolute performance for the period.

We increased the Fund’s subsector weightings in Large Cap Diversified and Natural Gas Transportation & Storage MLPs during the period. We reduced the Fund’s exposure to the Crude Oil & Refined Products and MLP General Partners subsectors. At the end of the reporting period, the three largest subsector exposures, in order of size, were: 1) Large Cap Diversified; 2) Crude Oil & Refined Products; and 3) Natural Gas Transportation & Storage.

Leverage

The Fund’s investment strategy focuses on holding core positions in MLPs with stable business models and long-term growth prospects. We also work diligently to optimize the use of leverage for additional income and total return potential. This involves leveraging investments in MLPs and energy debt instruments when the probabilities of positive total return are deemed to be skewed favorably. As the prices of the Fund’s investments increase or decline, there is a risk that the impact to the Fund’s NAV and total return will be negatively impacted by leverage, but this strategy is designed to have a positive impact over the longer term. At the end of the period, the Fund had a leverage ratio of approximately 143%, which compares to an average 131% leverage ratio for the Fund’s prior year period. Leverage was increased compared to the prior year level as we continued to see supportive developments in the energy sector during the period. Fund performance was positively impacted by the use of leverage during the period.

Closing

In conclusion, we believe there are signs that an improvement in the crude oil global supply / demand balance is well underway. Succinctly put, based upon recently published data by the U.S. Energy Information Administration (“EIA”), global oil production is declining while global oil demand appears to be remaining resilient. There are select areas of North American production that are less economical to produce and could ultimately result in a decline in the flow of existing volumes, but we remain confident that North American shale basins will be developed over time, albeit at a reduced pace than previously assumed. While expected volume growth, cap-ex spending, and distribution growth have moderated for many MLPs for at least the near future, we believe the midstream business model for the broad group (largely based on fee-based, multi-year contracts) will prove to be resilient, and we do not foresee distribution cuts for the vast majority of midstream MLPs. Fund flows have begun to reenter the asset class, and notable value investors, such as Berkshire Hathaway and Appaloosa Management, established positions in select midstream companies during the period. Outside the energy space, U.S. economic data remains solid, and recent statements from the Fed are generally supportive of a continued low interest rate environment. In conclusion, we believe MLPs are poised to climb the current wall of worry and investors will ultimately be rewarded for their patience.

We truly appreciate your support and look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank

Chairman, Chief Executive Officer and President

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change.

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

An investment in the Fund involves risks. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund will invest in Master Limited Partnerships (MLPs), which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. There is a risk to the future viability of the ongoing operation of MLPs that return investor’s capital in the form of distributions.

The Fund is organized as a “C” corporation and is subject to U.S. federal income tax on its taxable income at the corporate tax rate (currently as high as 35%) as well as state and local income taxes. The potential tax benefits of investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

The Fund incurs operating expenses, including advisory fees, as well as leverage costs. Investment returns for the Fund are shown net of fees and expenses.

The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily NAV and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Alerian MLP Index is a capitalization-weighted index of the 50 most prominent energy master limited partnerships. Neither of these indices includes fees or expenses. It is not possible to invest directly in an index.

The Cushing® MLP Total Return Fund

Allocation of Portfolio Assets(1) (Unaudited)

May 31, 2016

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Master Limited Partnerships and Related Companies
(3)	Preferred Stock
(4)	Common Stock

The Cushing® MLP Total Return Fund

Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Period from December 1, 2015 through May 31, 2016	Fiscal Year Ended 11/30/15	Fiscal Year Ended 11/30/14 (a)	Fiscal Year Ended 11/30/13 (a)	Fiscal Year Ended 11/30/12 (a)	Fiscal Year Ended 11/30/11 (a)
FINANCIAL DATA
Total income from investments
Distributions and dividends received, net of foreign taxes withheld	$4,700,613	$13,068,439	$26,986,074	$27,806,587	$25,284,505	$32,455,881
Interest	65,886	333,901	488,952	669,582	659,085	1,128,473
Other	27,448	80,169	198,333	798,964	5,061	18,038

Total income from investments	$4,793,947	$13,482,509	$27,673,359	$29,275,133	$25,948,651	$33,602,392
Advisory fee and operating expenses
Advisory fees, less reimbursement by Adviser	$449,272	$1,899,225	$4,314,026	$3,862,641	$4,723,818	$4,822,578
Operating expenses (b)	430,799	895,481	1,127,724	686,943	3,312,486	2,671,727
Interest and dividends	381,332	1,447,431	1,264,615	552,890	1,698,813	1,094,343
Other	844	124,456	112,527	8,116	0	157,090

Total advisory fees and operating expenses	$1,262,247	$4,366,593	$6,818,892	$5,110,590	$9,735,117	$8,745,738
Distributable Cash Flow (DCF) (c)	$3,531,700	$9,115,916	$20,854,467	$24,164,543	$16,213,534	$24,856,654
Distributions paid on common stock	$3,636,523	$14,873,359	$30,182,347	$30,006,331	$29,822,349	$20,674,008
Distributions paid on common stock per share	$0.54	$2.21	$4.50	$4.50	$4.50	$3.40
Distribution Coverage Ratio
Before advisory fee and operating expenses	1.3 x	0.9 x	0.9 x	1.0 x	0.9 x	1.6 x
After advisory fee and operating expenses	1.0 x	0.6 x	0.7 x	0.8 x	0.5 x	1.2 x
OTHER FUND DATA (end of period)
Total Assets, end of period	144,219,846	138,132,445	326,002,305	329,717,559	257,548,780	370,416,553
Unrealized appreciation (depreciation), net of income taxes	11,626,321	(30,615,651)	(8,126,321)	17,896,838	979,250	9,253,059
Short-term borrowings	42,953,319	43,368,787	95,547,072	72,950,000	36,300,000	72,800,000
Short-term borrowings as a percent of total assets	30%	31%	29%	22%	14%	20%
Net Assets, end of period	91,574,560	92,650,518	199,847,099	233,619,616	220,020,922	255,747,023
Net Asset Value per common share	$13.60	$13.76	$29.70	$34.90	$33.10	$38.70
Market Value per share	$12.05	$12.02	$40.50	$40.45	$38.40	$47.15
Market Capitalization	$81,148,339	$80,946,310	$272,396,066	$270,839,382	$255,417,600	$311,708,103
Shares Outstanding	6,734,302	6,734,302	6,725,829	6,695,658	6,651,500	6,610,988

(a)	Per share data adjusted for 1:5 reverse stock split completed as of September 14, 2015.
(b)	Excludes expenses related to capital raising.
(c)	“Net Investment Income, before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP distributions.

The Cushing® MLP Total Return Fund

Schedule of Investments (Unaudited)	May 31, 2016

Common Stock — 17.3%	Shares	Fair Value

Diversified General Partners — 4.5%
Canada — 2.0%
Transcanada Corporation	43,600	$1,807,656

United States — 2.5%
Spectra Energy Corporation(1)	72,200	2,300,292

		4,107,948

General Partners — 10.8%
United States — 10.8%
Enlink Midstream, LLC	89,850	1,407,949
ONEOK, Inc.(1)	85,550	3,700,037
Targa Resources Corporation(1)(2)	112,400	4,814,092

		9,922,078

Large Cap Diversified — 2.0%
United States — 2.0%
Kinder Morgan, Inc.(1)	103,050	1,863,144

		1,863,144

Total Common Stocks (Cost $13,324,411)		$15,893,170

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 124.2%
Crude Oil & Refined Products — 42.4%
Republic of the Marshall Islands — 3.0%
VTTI Energy Partners L.P.(1)	137,250	$2,786,175

United States — 39.4%
Buckeye Partners, L.P.(1)	69,500	4,998,440
Enbridge Energy Management, LLC(1)(3)	177,360	3,877,079
Genesis Energy, L.P.(1)	96,100	3,620,087
MPLX, L.P.(1)	179,084	5,712,780
NuStar Energy, L.P.(1)	63,900	3,141,963
Phillips 66 Partners, L.P.(1)	81,400	4,471,302
Rose Rock Midstream, L.P.	92,529	2,387,248
Shell Midstream Partners, L.P.(1)	43,250	1,459,688
Sunoco Logistics Partners, L.P.(1)	232,300	6,376,635

		38,831,397

General Partners — 8.1%
United States — 8.1%
Energy Transfer Equity, L.P.	147,600	1,865,664
EQT GP Holdings, L.P.(1)	50,000	1,305,000
NuStar GP Holdings, LLC(1)	76,300	1,909,789
Plains GP Holdings, L.P.(1)	102,100	958,719
Tallgrass Energy GP, L.P.	30,850	1,396,271

		7,435,443

Large Cap Diversified — 33.2%
United States — 33.2%
Energy Transfer Partners, L.P.(1)	221,339	8,025,752
Enterprise Products Partners, L.P.(1)	272,600	7,567,376
Magellan Midstream Partners, L.P.(1)(2)	72,600	5,085,630
ONEOK Partners, L.P.(1)	121,300	4,603,335
Plains All American Pipeline, L.P.(1)	81,650	1,888,565
Williams Partners, L.P.(1)	100,150	3,196,788

		30,367,446

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Schedule of Investments (Unaudited)	May 31, 2016 — (Continued)

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — (Continued)	Shares	Fair Value

Natural Gas Gatherers & Processors — 14.2%
United States — 14.2%
Antero Midstream Partners, L.P.	44,900	$1,104,540
DCP Midstream Partners, L.P.	74,750	2,506,367
EnLink Midstream Partners, L.P.	198,000	3,116,520
Rice Midstream Partners, L.P.(1)	131,175	2,399,191
Western Gas Partners, L.P.(1)	77,100	3,841,893

		12,968,511

Natural Gas Transportation & Storage — 22.6%
United States — 22.6%
Boardwalk Pipeline Partners, L.P.(1)	150,300	2,654,298
Columbia Pipeline Partners, L.P.(1)	155,346	2,288,247
Dominion Midstream Partners, L.P.(1)	70,850	2,048,982
EQT Midstream Partners, L.P.(1)	72,900	5,494,473
Spectra Energy Partners, L.P.(1)	100,650	4,523,211
TC Pipelines, L.P.(1)	67,200	3,711,456

		20,720,667

Propane — 2.6%
United States — 2.6%
NGL Energy Partners, L.P.	159,190	2,391,034

		2,391,034

Shipping — 1.1%
Republic of the Marshall Islands — 1.1%
Gaslog Partners, L.P.	49,900	1,013,968

		1,013,968

Total Master Limited Partnerships and Related Companies (Cost $122,357,754)		$113,728,466

PREFERRED STOCK — 1.9%
Crude Oil & Refined Products — 1.9%
United States — 1.9%
Blueknight Energy Partners, L.P.	251,499	$1,717,738

Total Preferred Stock (Cost $2,094,393)		$1,717,738

TOTAL INVESTMENTS — 143.4% (Cost $137,776,558)		$131,339,374
Liabilities in Excess of Other Assets — (43.4)%		(39,764,814)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%		$91,574,560

SCHEDULE OF WRITTEN OPTIONS — (0.0)%	Contracts
United States — (0.0)%
Magellan Midstream Partners, L.P., Call Option Expiration: June 2016, Exercise Price $75.00	(100)	$(2,000)
Targa Resources Corp., Call Option Expiration: June 2016, Exercise Price $47.00	(100)	(7,000)

Total Written Options (Proceeds $10,092)		$(9,000)

Percentages are stated as a percent of net assets.

(1)	All or a portion of these securities are held as collateral pursuant to the loan agreements.

(2)	All or a portion of these securities represent cover for outstanding call options written.

(3)	No distribution or dividend was made during the period ended May 31, 2016. As such, it is classified as a non-income producing security as of May 31, 2016.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statement of Assets & Liabilities (Unaudited)

May 31, 2016

Assets
Investments, at fair value (cost $137,776,558)	$131,339,374
Cash	17,065
Receivable for investments sold	9,002,328
Deferred tax asset	3,823,000
Distributions and dividends receivable	22,275
Interest receivable	5,750
Prepaid expenses and other assets	10,054

Total assets	144,219,846

Liabilities
Written options, at fair value (proceeds $10,092)	9,000
Short-term borrowings	42,953,319
Payable for investments purchased	9,423,973
Payable to Adviser, net of waiver	87,358
Accrued interest expense	2,246
Accrued expenses and other liabilities	169,390

Total liabilities	52,645,286

Net assets applicable to common stockholders	$91,574,560

Net Assets Applicable to Common Stockholders Consisting of
Capital stock, $0.001 par value; 6,734,302 shares issued and outstanding (unlimited shares authorized)	$6,734
Additional paid-in capital	265,054,856
Accumulated net investment loss, net of income taxes	(76,511,372)
Accumulated net realized loss, net of income taxes	(108,601,979)
Net unrealized appreciation on investments, net of income taxes	11,626,321

Net assets applicable to common stockholders	$91,574,560

Net Asset Value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$13.60

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statement of Operations (Unaudited)

Period From December 1, 2015 through May 31, 2016

Investment Income
Distributions and dividends received	$4,700,613
Less: return of capital on distributions	(4,389,412)

Distribution and dividend income	311,201
Interest income	65,886
Other income	27,448

Total Investment Income	404,535

Expenses
Advisory fees	748,786
Professional fees	71,860
Administrator fees	67,130
Franchise tax expense	62,899
Stock loan fees	47,933
Trustees’ fees	41,477
Reports to stockholders	36,073
Insurance expense	28,658
Fund accounting fees	25,829
Registration fees	25,306
Transfer agent fees	14,697
Custodian fees and expenses	8,937
Other expenses	1,944

Total Expenses before Interest Expense	1,181,529
Interest expense	380,232

Total Expenses	1,561,761
Less: expense waived by Advisor	(299,514)

Net Expenses	1,262,247

Net Investment Loss	(857,712)

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(39,471,126)
Net realized gain on securities sold short	508,895
Net realized gain on options	138,536

Net realized loss on investments	(38,823,695)

Net change in unrealized appreciation of investments	42,174,396
Net change in unrealized appreciation of options	67,576

Net change in unrealized appreciation of investments	42,241,972

Net Realized and Unrealized Gain on Investments	3,418,277

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$2,560,565

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statements of Changes in Net Assets

	Period From December 1, 2015 through May 31, 2016	Fiscal Year Ended November 30, 2015
	(Unaudited)
Operations
Net investment income (loss)	$(857,712)	$5,169,256
Net realized loss on investments, securities sold short, and options	(38,823,695)	(75,265,828)
Net change in unrealized appreciation (depreciation) of investments and options	42,241,972	(22,489,330)

Net increase (decrease) in net assets applicable to common stockholders resulting from operations	2,560,565	(92,585,902)

Distributions and Dividends to Common Stockholders
Net investment income	—	—
Return of capital	(3,636,523)	(14,873,359)

Total distributions and dividends to common stockholders	(3,636,523)	(14,873,359)

Capital Share Transactions
Issuance of 0 and 42,368 common shares from reinvestment of distributions and dividends to stockholders, respectively	—	262,680

Net increase in net assets applicable to common stockholders from capital share transactions	—	262,680

Total decrease in net assets applicable to common stockholders	(1,075,958)	(107,196,581)
Net Assets
Beginning of fiscal period	92,650,518	199,847,099

End of fiscal period	$91,574,560	$92,650,518

Accumulated net investment loss at the end of the fiscal period, net of income taxes	$(76,511,372)	$(75,653,660)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statement of Cash Flows (Unaudited)

Period From December 1, 2015 through May 31, 2016

Operating Activities
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$2,560,565
Adjustments to reconcile increase in the net assets applicable to common stockholders to net cash provided by operating activities
Net change in unrealized appreciation of investments	(42,241,972)
Purchases of investments	(86,169,045)
Proceeds from sales of investments	82,386,617
Proceeds from investments sold short	17,869,313
Purchases to cover investments sold short	(17,363,234)
Proceeds from option transactions, net	5,051,523
Return of capital on distributions	4,389,412
Net realized loss on sales of investments	38,823,859
Net proceeds from sales of short-term investments	106,820
Net accretion/amortization of senior notes’ premiums/discounts	4,135
Changes in operating assets and liabilities
Receivable for investments sold	(9,002,328)
Interest receivable	29,779
Distributions and dividends receivable	(22,275)
Prepaid and other assets	19,328
Payable for investments purchased	7,605,220
Payable to Adviser, net of waiver	276
Payable to Trustees	(6,608)
Accrued interest expense	2,246
Accrued expenses and other liabilities	7,942

Net cash provided by operating activities	4,051,573

Financing Activities
Proceeds from borrowing facility	29,284,600
Repayment of borrowing facility	(29,700,068)
Dividends provided to common stockholders	(3,636,523)

Net cash used in financing activities	(4,051,991)

Decrease in Cash and Cash Equivalents	(418)
Cash and Cash Equivalents:
Beginning of period	17,483

End of period	$17,065

Supplemental Disclosure of Cash Flow and Non-Cash Information
Interest Paid	$377,986
Taxes Paid	$35,679

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Financial Highlights

	Period From December 1, 2015 through May 31, 2016	Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2014(1)	Fiscal Year Ended November 30, 2013(1)	Fiscal Year Ended November 30, 2012(1)	Fiscal Year Ended November 30, 2011(1)
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$13.76	$29.70	$34.90	$33.10	$38.70	$40.15
Income from Investment Operations:
Net investment income (loss)	(0.13)	(8.83)	(5.60)	(4.80)	(1.70)	3.40
Net realized and unrealized gain (loss) on investments	0.51	(4.90)	4.90	11.10	0.60	(1.45)

Total increase (decrease) from investment operations	0.38	(13.73)	(0.70)	6.30	(1.10)	1.95

Less Distributions to Common Stockholders:
Net investment income	—	—	(4.50)	(3.95)	(0.95)	(0.05)
Return of capital	(0.54)	(2.21)	—	(0.55)	(3.55)	(3.35)

Total distributions to common stockholders	(0.54)	(2.21)	(4.50)	(4.50)	(4.50)	(3.40)

Net Asset Value, end of period	$13.60	$13.76	$29.70	$34.90	$33.10	$38.70

Per common share fair value, end of period	$12.05	$12.02	$40.50	$40.45	$38.40	$47.15

Total Investment Return Based on Fair Value(3)	5.54%	(67.20)%	11.89%	18.86%	(9.75)%	7.48%

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Financial Highlights — (Continued)

	Period From December 1, 2015 through May 31, 2016	Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2014(1)	Fiscal Year Ended November 30, 2013(1)	Fiscal Year Ended November 30, 2012(1)	Fiscal Year Ended November 30, 2011(1)
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$91,575	$92,651	$199,847	$233,620	$220,021	$255,747
Ratio of expenses (including current and deferred income tax benefit/expense) to average net assets after waiver(4)(5)(6)	3.28%	2.11%	3.41%	4.64%	4.30%	3.39%
Ratio of net investment income (loss) to average net assets before waiver(4)(5)(7)(8)	(3.01)%	(2.19)%	(0.07)%	(0.05)%	(1.91)%	0.10%
Ratio of net investment income (loss) to average net assets after waiver(4)(5)(7)(8)	(2.23)%	(1.58)%	(0.07)%	(0.05)%	(1.91)%	0.10%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit/expense, before waiver(4)(5)	(3.01)%	(1.30)%	(0.55)%	(2.50)%	(2.18)%	0.10%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit/expense, after waiver(4)(5)	(2.23)%	(0.70)%	(0.55)%	(2.50)%	(2.18)%	0.10%
Portfolio turnover rate	69.54%	97.30%	137.17%	297.81%	230.13%	240.55%

(1)	Per share data adjusted for 1:5 reverse stock split completed as of September 14, 2015.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)

Not annualized. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)	Annualized for periods less than one full year.
(5)	For the period ended May 31, 2016, the Fund accrued $0 in net current and deferred tax.

For the fiscal year ended November 30, 2015, the Fund accrued $1,289,093 in net current and deferred tax expense.

For the fiscal year ended November 30, 2014, the Fund accrued $1,115,507 in net current and deferred tax expense.

For the fiscal year ended November 30, 2013, the Fund accrued $5,743,456 in net current tax expense.

For the fiscal year ended November 30, 2012, the Fund accrued $648,495 in net current tax expense.

For the fiscal year ended November 30, 2011, the Fund accrued $0 in net current and deferred tax expense.

(6)

The ratio of expenses (including current and deferred income tax benefit/expense) to average net assets before waiver was 4.06%, 2.71%, 3.41%, 4.64%, 4.30%, and 3.39% for the period ended May 31, 2016 and fiscal years ended November 30, 2015, 2014, 2013, 2012, and 2011, respectively.

(7)

The ratio of expenses (excluding current and deferred income tax expense) to average net assets before waiver was 4.06%, 3.60%, 2.93%, 2.18%, 4.03%, and 3.39% for the period ended May 31, 2016 and fiscal years ended November 30, 2015, 2014, 2013, 2012, and 2011, respectively.

The ratio of expenses (excluding current and deferred income tax expense) to average net assets after waiver was 3.28, 2.99%, 2.93%, 2.18%, 4.03%, and 3.39% for the period ended May 31, 2016 and fiscal years ended November 30, 2015, 2014, 2013, 2012, and 2011, respectively.

(8)	This ratio excludes current and deferred income tax benefit/expense on net investment income.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Notes to Financial Statements

May 31, 2016

1.    Organization

The Cushing® MLP Total Return Fund (the “Fund”) was formed as a Delaware statutory trust on May 23, 2007, and is a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is managed by Cushing® Asset Management, LP (the “Adviser”). The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund commenced operations on August 27, 2007. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRV.”

During the fiscal year ended November 30, 2015, shares of the Fund were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to reduce the number of shares outstanding while maintaining the Fund’s and each shareholder’s aggregate net asset value. A summary of the reverse stock split is as follows:

Date	Rate	Net Asset Value Before Reverse Split	Net Asset Value After Reverse Split	Shares Outstanding Before Reverse Split	Shares Outstanding After Reverse Split
September 14, 2015	1:5	$3.47	$17.34	33,671,512	6,734,302

2.    Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior day may be used.

(ii)  Listed options on debt securities are valued at the last sale price, or if there are no trades for the day, the mean of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the settlement price. Premiums for the sale of options written by the Fund will be included in the assets of the Fund, and the market value of such options will be included as a liability.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any distributions and dividends (collectively referred to as “Distributions”) paid on securities sold short and such amounts, if any, are reflected as a Distribution expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security is secured by collateral deposited with the broker-dealer. The Fund also is required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. The Fund did not hold any securities sold short as of May 31, 2016.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Fund records investment income on the ex-date of the Distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the Distribution income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these Distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the Distributions received from its portfolio investments within the Statement of Operations. For the period ended May 31, 2016, the Fund has estimated approximately 93% of the Distributions received from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.

D.  Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The character of Distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the period ended May 31, 2016, the Fund’s Distributions were expected to be comprised of 100% return of capital. The final character of Distributions paid for the period ended May 31, 2016 will be determined in early 2017.

E.  Federal Income Taxation

The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%.

The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes Distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnification

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.  Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Transactions in purchased options during the period ended May 31, 2016, were as follows:

	Contracts	Premiums
Outstanding at November 30, 2015	2,250	$266,619
Options purchased	34,750	4,769,597
Options covered	(37,000)	(5,036,216)
Options expired	—	—
Options exercised	—	—

Outstanding at May 31, 2016	—	$—

The average monthly fair value of purchased options during the period ended May 31, 2016 was $261,823.

Transactions in written options contracts for the period ended May 31, 2016, were as follows:

	Contracts	Premiums
Outstanding at November 30, 2015	750	$35,010
Options written	5,300	258,908
Options covered	(400)	(17,349)
Options expired	(4,275)	(203,057)
Options exercised	(1,175)	(63,420)

Outstanding at May 31, 2016	200	$10,092

The average monthly fair value of written options during the period ended May 31, 2016 was $55,304.

The effect of derivative instruments on the Statement of Operations for the period ended May 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$(79,054)	$217,590	$138,536

Amount of Unrealized Appreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$62,244	$5,332	$67,576

3.    Concentrations of Risk

The Fund’s investment objective is to seek to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments; up to 50% of its Managed Assets in securities of MLPs and other natural resource companies that are not publicly traded, or that are otherwise restricted securities; up to 20% of its Managed Assets in securities of companies that are not MLPs, including other natural resource companies, and U.S. and non-U.S. issuers that may not constitute other natural resource companies; and up to 20% of its Managed Assets in debt securities of MLPs, other natural resource companies and other issuers.

“Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of shares of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund will pay the Advisor a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s Managed Assets during such month for the services and facilities provided by the Adviser to the Fund. The Fund’s Board of Trustees approved a waiver of the advisory fees to be paid to the Adviser in the amount of 0.50% of the Fund’s Managed Assets through February 1, 2017. The Adviser earned $748,786 and waived $299,514 in advisory fees for the period ended May 31, 2016.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.08% of the first $100,000,000 of the Fund’s average daily net assets, 0.05% on the next $200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $40,000.

U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

5.    Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of May 31, 2016, were as follows:

Deferred tax assets:
Net operating loss carryforward	$4,170,770
Capital loss carryforward	38,104,207
Unrealized appreciation on investments	—

Total deferred tax assets before valuation allowance	42,274,977
Valuation allowance	(37,110,089)

Total deferred tax assets after valuation allowance	5,164,888
Less: deferred tax liabilities	(1,341,888)

Net deferred tax asset	$3,823,000

As of May 31, 2016, a valuation allowance of $37,110,089 was deemed necessary, as the Fund does not believe that there is an ability to realize this portion of the deferred tax asset through future taxable income. The Fund does, however, believe it to be more likely than not that the remaining deferred tax asset of $3,823,000 will be realized through carrying back losses to previous tax years.

The net operating loss carryforward and capital loss carryforwards are available to offset future taxable income. The Fund had the following net operating loss and capital loss amounts:

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2015	$6,767,762	November 30, 2035	(1)
November 30, 2016	3,573,629	November 30, 2036

	$10,341,391

(1)	The Fund intends to carry the net operating loss back two years to offset previous taxable income.

Fiscal Year Ended Capital Loss	Amount	Expiration
November 30, 2012	$8,179,856	November 30, 2017
November 30, 2015	58,090,491	November 30, 2020
November 30, 2016	36,565,483	November 30, 2021

Total Fiscal Year Ended Capital Loss	$102,835,830

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Net operating losses may be carried forward for 20 years or back 2 years, and capital losses may be carried forward for 5 years.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the period ended May 31, 2016, as follows:

Income tax expense at the Federal statutory rate of 35%	$896,198
State income tax expense, net of federal benefit	52,790
Income tax benefit on permanent items	(52,936)
Return to provision	—
Current tax refund	—
Valuation allowance changes affecting the provision for income taxes	(896,052)

Total tax benefit	$—

At May 31, 2016, the tax cost basis of investments was $122,229,458 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$203,128,544
Gross unrealized depreciation	(194,018,631)

Net unrealized appreciation	$9,109,913

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years beginning after November 30, 2013 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably expected that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at May 31, 2016	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$15,893,170	$15,893,170	$—	$—
Master Limited Partnerships and Related Companies(a)	113,728,466	113,728,466	—	—
Preferred Stock(a)	1,717,738	—	1,717,738	—

Total Assets	$131,339,374	$129,621,636	$1,717,738	$—

Liabilities
Options	$9,000	$9,000	$—	$—

Total Liabilities	$9,000	$9,000	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period ended May 31, 2016.

Transfers into and out of each level are measured at fair value as of the end of the period. There were no transfers between any levels during the period ended May 31, 2016.

7.    Investment Transactions

For the period ended May 31, 2016, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $86,169,045 and $82,386,617 (excluding short-term securities), respectively, and made purchases to cover investments sold short and received proceeds from investments sold short in the amount of $17,363,234 and $17,869,313, respectively. The Fund purchased (at cost) and sold covered options (proceeds) in the amount of $4,769,597 and $9,562,212, respectively. The Fund sold written options (proceeds) in the amount of $258,908.

8.    Common Stock

The Fund had unlimited shares of capital stock authorized and 6,734,302 shares outstanding as of May 31, 2016. Transactions in common stock for the fiscal year ended November 30, 2015 and period ended May 31, 2016 were as follows:

Shares at November 30, 2014	33,629,144
Share reduction due to reverse stock split	(26,937,210)
Shares issued through reinvestment of distributions	42,368

Shares at November 30, 2015 and May 31, 2016	6,734,302

9.    Borrowing Facilities

The Fund maintains a margin account arrangement with Credit Suisse. The interest rate charged on margin borrowing is tied to the cost of funds for Credit Suisse (which is LIBOR plus 1.20%). Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the period ended May 31, 2016 was approximately $42,015,000 and 1.81%, respectively. At May 31, 2016, the principal balance outstanding was $42,953,319.

10.    Subsequent Events

Subsequent to May 31, 2016, the Fund declared monthly distributions to common stockholders in the amount of $0.09 per share per month, payable on June 30, 2016 and July 29, 2016, to stockholders of record on June 16, 2016 and July 18, 2016, respectively.

The Cushing® MLP Total Return Fund

Additional Information (Unaudited)

May 31, 2016

Investment Policies and Parameters

The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares. Previously, the Fund had stated an intention to generally invest in 20-30 issuers. The Board of Trustees has approved eliminating that policy. While the Fund initially expects to invest in a greater number of issuers, the Fund may in the future invest in fewer issuers.

The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Investment Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, the Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. For the period ended May 31, 2016, the aggregate compensation paid by the Fund to the independent trustees was $58,139. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to stockholders without charge, upon request by calling the Fund toll-free at (800)236-4424 and on the Fund’s website at www.cushingcef.com. Information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are also available to stockholders without charge on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the period ended May 31, 2016 was 69.54%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution and Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends and distributions (collectively referred to in this section as “dividends”) declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the “Plan Agent”), agent for stockholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent, or by contacting the Plan Agent via their website at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at PO Box 708, Milwaukee, WI 53201-0701, or by calling the Plan Agent at 1-800-662-7232.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information For Stockholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market.

This report is sent to stockholders of The Cushing® MLP Total Return Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s initial public offering and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.cushingcef.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to the Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

Stockholder Proxy Voting Results

The annual meeting of stockholders for the Fund was held on May 25, 2016. The matters considered at the meeting by the fund with the actual vote tabulations relating to such matters are as follows:

1.	To elect Mr. Ronald P. Trout as Class III Trustees to hold off ice for a three-year term expiring the 2019 annual meeting, or until his successor is elected and duly qualified.

	Affirmative	Withheld
Ronald P. Trout	5,614,310	202,859

The Cushing® MLP Total Return Fund

Board Approval of Investment Management Agreement

May 31, 2016

On May 25, 2016, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Board of Trustees is responsible for the oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Adviser. The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement. The Board of Trustees reviewed certain background materials supplied by the Adviser in its presentation, including the Adviser’s Form ADV.

The Board of Trustees reviewed and considered the Adviser’s investment advisory personnel, its history and the amount of assets currently under management by the Adviser. The Board of Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund.

The Board of Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team members primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Board of Trustees also reviewed, among other things, the Adviser’s conflict of interest policies, insider trading policies and procedures and its Code of Ethics. The Board of Trustees, including all of the Independent Trustees, concluded that the nature, extent and quality of services to be rendered by the Adviser under the Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees reviewed and considered the contractual annual advisory fee to be paid by the Fund to the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to the Fund.

The Board of Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses with (a) a peer group of competitor closed-end funds determined by the Adviser; and (b) other accounts or vehicles managed by the Adviser. Given the small universe of managers and funds fitting within the criteria for the peer group, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Trustees concurred with this approach.

Based on such information, the Board of Trustees determined that the Fund’s levered management fee and the total expense ratio were among the highest in the peer group. The Board of Trustees noted the voluntary fee waiver of 50 basis points agreed to by the Adviser for the 12-months ending February 2017. The Board of Trustees also concluded that the fee charged by the Adviser to the Fund relative to comparable accounts of the Adviser employing similar strategies was reasonable in light of the differences between the types of clients, the kinds of costs incurred by the Adviser and other considerations faced by the Adviser in competing for and servicing such clients.

Consideration of Investment Performance

The Board of Trustees regularly reviews the performance of the Fund throughout the year. The Board of Trustees reviewed performance information comparing the performance of the Fund against its peer group over several time horizons and using different performance metrics (e.g., stock price percent changes, total return percent changes and NAV total return percent changes). The Board of Trustees noted, among other things, that the Fund’s performance over the last twelve months ending February 29, 2016 for each of the metrics was very close to the peer group average and reflected an improvement in relative performance compared to prior years.

Other Considerations

The Board of Trustees received and considered a profitability analysis prepared by the Adviser based on the fees payable by the Fund under the Agreement. The Board of Trustees considered the profits realized and anticipated to be realized by the Adviser in connection with the operation of the Fund and concluded that the profit, if any, anticipated to be realized by the Adviser in connection with the operation of the Fund is not unreasonable to the Fund.

The Board of Trustees considered whether economies of scale in the provision of services to the Fund had been or would be passed along to the shareholders under the Agreement. The Board of Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including soft dollar arrangements or other so called “fall-out benefits.” The Board of Trustees concluded there were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Conclusion

In approving the Agreement and the fees charged under the Agreement, the Board of Trustees concluded that no single factor reviewed by the Board of Trustees was identified by the Board of Trustees to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Board of Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board of Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was consistent with the best interests of the Fund and its shareholders. A majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

The Cushing® MLP Total Return Fund

TRUSTEES

Brian R. Bruce

Ronald P. Trout

Edward N. McMillan

Jerry V. Swank

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer and President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

Judd B. Cryer

Vice President

INVESTMENT ADVISER

Cushing® Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

NOT FDIC INSURED   |   NOT BANK GUARANTEED   |   MAY LOSE VALUE

THE CUSHING® MLP TOTAL RETURN FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.cushingasset.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/01/2015-12/31/2015	0	0	0	0
Month #2 01/01/2016-01/31/2016	0	0	0	0
Month #3 02/01/2016-02/29/2016	0	0	0	0
Month #4 03/01/2016-03/31/2016	0	0	0	0
Month #5 04/01/2016-04/30/2016	0	0	0	0
Month #6 05/01/2016-05/31/2016	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

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(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing MLP Total Return Fund

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date August 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date August 5, 2016

By (Signature and Title)	/s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer
Date August 5, 2016

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